UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2017

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37830 (Commission File Number)	61-1797411 (I.R.S. Employer Identification No.)

599 S. Rivershore Lane Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 938-1047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 28, 2017, we held our annual meeting of stockholders in Eagle, Idaho. A total of 126,630,307 shares of our common stock, or 86.6% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.              Our stockholders elected eight directors to each serve a one-year term until our 2018 annual meeting of stockholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

Director	For	Against	Abstain	Broker Non-Votes
Charles A. Blixt	106,266,433	579,323	1,434,102	18,350,449
Andre J. Hawaux	106,363,791	485,726	1,430,341	18,350,449
W.G. Jurgensen	106,442,131	400,180	1,437,547	18,350,449
Thomas P. Maurer	106,462,598	380,669	1,436,591	18,350,449
Hala G. Moddelmog	106,253,155	593,003	1,433,700	18,350,449
Andrew J. Schindler	106,204,732	637,227	1,437,899	18,350,449
Maria Renna Sharpe	106,259,205	588,969	1,431,684	18,350,449
Thomas P. Werner	106,462,391	384,200	1,433,267	18,350,449

2.              Our stockholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
103,019,750	3,531,803	1,728,305	18,350,449

3.              Our stockholders approved on an advisory basis an annual frequency for an advisory vote on executive compensation, based on the following voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
93,553,002	269,305	12,876,745	1,580,806	18,350,449

In accordance with our stockholders’ advisory vote, our Board of Directors has decided to include an advisory stockholder vote on executive compensation in our proxy materials every year until the next required advisory vote on the frequency of an executive compensation vote, which will occur no later than our annual meeting of stockholders in 2023.

4.              Our stockholders approved the material terms for qualified performance-based compensation under the Lamb Weston Holdings, Inc. 2016 Stock Plan, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
103,175,432	3,386,089	1,718,337	18,350,449

5.              Our stockholders ratified the selection of KPMG LLP as our independent auditors for the year ending May 27, 2018, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
124,503,559	634,667	1,492,081	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
		Name:	Eryk J. Spytek
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: September 29, 2017

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